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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 8, 2003

 COMMISSION           REGISTRANT; STATE OF INCORPORATION;        IRS EMPLOYER
FILE NUMBER              ADDRESS; AND TELEPHONE NUMBER        IDENTIFICATION NO.
-----------              -----------------------------        ------------------

   1-9513                   CMS ENERGY CORPORATION                38-2726431
                           (A MICHIGAN CORPORATION)
                       FAIRLANE PLAZA SOUTH, SUITE 1100
                             330 TOWN CENTER DRIVE
                           DEARBORN, MICHIGAN 48126
                                (313) 436-9261


   1-5611                  CONSUMERS ENERGY COMPANY               38-0442310
                           (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
                                (517) 788-0550


   1-2921                 PANHANDLE EASTERN PIPE LINE             44-0382470
                                    COMPANY
                           (A DELAWARE CORPORATION)
                      5444 WESTHEIMER ROAD, P.O. BOX 4967
                           HOUSTON, TEXAS 77210-4967
                                (713) 989-7000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

99.  CMS Energy News Release dated May 8, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 8, 2003, CMS Energy Corporation ("CMS Energy") issued a News Release in which it announced First Quarter 2003 results, reaffirmed 2003 earnings guidance, and provided updates on its business strategy, financing activities, and operations. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release.

The News Release contains "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "CMS ENERGY FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of CMS Energy's Form 10-K for the Fiscal Year Ended December 31, 2002, the "CONSUMERS FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of Consumers Energy Company's Form 10-K for the Fiscal Year Ended December 31, 2002, and the "FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of Panhandle Eastern Pipe Line Company's Form 10-K for the Fiscal Year Ended December 31, 2002 (all incorporated herein by reference), that discuss important factors that could cause CMS Energy's, Consumers Energy Company's, and Panhandle Eastern Pipe Line Company's results to differ materially from those anticipated in such statements.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                   CMS ENERGY CORPORATION

Dated:  May 8, 2003

                                   By:          /s/ Thomas J. Webb
                                            ------------------------------------
                                            Thomas J. Webb
                                            Executive Vice President and Chief
                                            Financial Officer


                                   CONSUMERS ENERGY COMPANY

Dated:  May 8, 2003

                                   By:          /s/ Thomas J. Webb
                                            ------------------------------------
                                            Thomas J. Webb
                                            Executive Vice President and Chief
                                            Financial Officer


                                   PANHANDLE EASTERN PIPE LINE
                                   COMPANY

Dated:  May 8, 2003

                                   By:          /s/ Thomas J. Webb
                                            ------------------------------------
                                            Thomas J. Webb
                                            Executive Vice President and Chief
                                            Financial Officer

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                                 EXHIBIT INDEX

NO.                     DESCRIPTION
---                     -----------

99.                     CMS Energy News Release dated May 8, 2003